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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 21, 2003

                            STERLING BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


           TEXAS                       0-20750                  74-2175590
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)


                         2550 NORTH LOOP WEST, SUITE 600
                              HOUSTON, TEXAS 77092
              (Address Of Principal Executive Office and Zip Code)

                                 (713) 466-8300
              (Registrant's telephone number, including area code)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit
Number            Description of Exhibit

  99.1            Press Release dated October 21, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

                  On October 21, 2003, Sterling Bancshares, Inc. issued a press release announcing third quarter results for the period ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  On October 21, 2003, Sterling Bancshares, Inc. issued a press release announcing third quarter results for the period ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

                  The press release contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles ("GAAP"). Management uses these non-GAAP measures in their analysis of the business and its performance. In particular, net interest income, net interest margin and operating efficiency are calculated on a fully tax-equivalent basis ("FTE"). Management believes that these measures calculated on a FTE basis provide a useful picture of net interest income, net interest margin and operating efficiency for comparative purposes. Net interest income and net interest margin on a FTE basis is determined by adjusting net interest income to reflect tax-exempt interest income on an equivalent before-tax basis. The efficiency ratio also uses net interest income on a FTE basis. Non-GAAP information presented by other companies may not be comparable to that presented herein, since each company may define non-GAAP measures differently.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 21, 2003.            STERLING BANCSHARES, INC.


                                    By: /s/ STEPHEN C. RAFFAELE
                                       -----------------------------------------
                                            Stephen C. Raffaele
                                            Executive Vice President and
                                            Chief Financial Officer




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                                  EXHIBIT INDEX

 Exhibit
 Number           Description
 -------          ------------
   99.1           Press Release dated October 21, 2003.